vo o d o o 1 NexTier Oilfield Solutions Investor Update October 25, 2022 NYSE: NEX

2 Forward Looking Statements & Disclosures All statements other than statements of historical facts contained in this presentation and any oral statements made in connection with this presentation, including guidance for 2022 and beyond and other outlook information (including with respect to the industry in which NexTier conducts its business), statements regarding our future business strategy and plans and objectives of management for future operations and expectation regarding the capabilities and impact of our products and services on our operating results and financial position, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Our forward- looking statements are generally accompanied by words such as “may,” "will," “should,” “expect,” “believe,” “plan,” “anticipate,” “could,” “intend,” “target,” “goal,” “project,” “contemplate,” “estimate,” “predict,” “potential,” “outlook,” “reflect,” “forecast,” “future” or “continue” or the negative of these terms or other similar expressions. Any forward-looking statements contained in this presentation or in oral statements made in connection with this presentation speak only as of the date on which we make them and are based upon our historical performance and on current plans, estimates and expectations. These factors and risks include, but are not limited to, (i) the competitive nature of the industry in which NexTier conducts its business, including pricing pressures; (ii) the ability to meet rapid demand shifts; (iii) the ongoing impact of geopolitical conflicts; (iv) the impact of pipeline capacity constraints and adverse weather conditions in oil or gas producing regions; (v) the ability to obtain or renew customer contracts and changes in customer requirements in the markets NexTier serves; (vi) the ability to identify, effect and integrate acquisitions, joint ventures or other transactions; (vii) the ability to protect and enforce intellectual property rights; (viii) the effect of environmental and other governmental regulations on NexTier’s operations; (ix) the effect of a loss of, or interruption in operations of, NexTier of one or more key suppliers, or customers, including resulting from inflation, including as a result of ongoing geopolitical conflicts, COVID-19 resurgence, product defects, recalls or suspensions; (x) the variability of crude oil and natural gas commodity prices; (xi) the market price (including inflation) and timely availability of materials or equipment; (xii) the ability to obtain permits, approvals and authorizations from governmental and third parties; (xiii) NexTier’s ability to employ a sufficient number of skilled and qualified workers; (xiv) the level of, and obligations associated with, indebtedness; (xv) fluctuations in the market price of NexTier’s stock; (xvi) the continued impact of the COVID-19 pandemic (including as a result of the emergence of new variants and strains of the virus) and the evolving response thereto by governments, private businesses or others to contain the spread of the virus and its variants or to treat its impact, and the possibility of increased inflation, travel restrictions, lodging shortages or other macro-economic challenges as the economy emerges from the COVID-19 pandemic; and (xvii) other risks detailed in NexTier’s latest Annual Report on Form 10-K, including, but not limited to “Part I, Item 1A. Risk Factors” and “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and our other filings with the Securities and Exchange Commission (“the SEC”), which are available on the SEC website or www.NexTierOFS.com. "Forward-looking statements" also include, among other things, (a) statements about NexTier's ability to participate in any shareholder return program and (b) statements regarding NexTier's business strategy, its business and operation plan, including its ability to execute on its well site integration strategy, and its capital allocation strategy. There may be other factors of which NexTier is currently unaware or deem immaterial that may cause its actual results to differ materially from the forward-looking statements. NexTier assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events, except as may be required under applicable laws. Investors should not assume that any lack of update to a previously issued "forward-looking statement" constitutes a reaffirmation of that statement. The contents of any website referenced in this presentation are not incorporated herein by reference.

3 Non-GAAP Financial Measures We have included in this presentation and in oral comments made in connection with this presentation certain non-GAAP financial measures. These measurements provide supplemental information which management believes are useful to analysts and investors to evaluate our ongoing results of operations, when considered alongside GAAP measures such as net income and operating income. You should not consider them in isolation from, or as a substitute for, analysis of our results under GAAP. Non-GAAP financial measures in this presentation include EBITDA, adjusted EBITDA, adjusted net income, adjusted diluted earnings per share, free cash flow, FCF conversion, free cash flow margin, net debt, net debt to LTM Adjusted EBITDA, liquidity. Management believes the presentation of these measures gives useful information to investors and stockholders as they provide increased transparency and insight into the performance of NexTier. EBITDA is defined as net income (loss) adjusted to eliminate the impact of interest, income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA, as further adjusted with certain items management does not consider in assessing ongoing performance. Management uses adjusted EBITDA to set targets and to assess the performance of NexTier. Adjusted Net Income is defined as net income adjusted with certain items management does not consider in assessing ongoing performance. Adjusted Diluted Earnings per Share is defined as (i) adjusted net income, (ii) divided by the number of weighted average shares outstanding. Free Cash Flow or “FCF” is defined as the net increase (decrease) in cash and cash equivalents before financing activities, excluding acquisitions. NexTier believes free cash flow is important to investors in that it provides a useful measure to assess management's effectiveness in the areas of profitability and capital management. Free Cash Flow Margin is defined as free cash flow as a percent of Revenue. FCF Conversion is defined as free cash flow as a percent of EBITDA. Net Debt is defined as (i) total debt, net of unamortized debt discount and debt issuance costs, (ii) subtracted by cash and cash equivalents. Management believes that using net debt is useful to investors and stockholders in determining our leverage since NexTier could choose to use cash and cash equivalents to retire debt. Net Debt to LTM Adjusted EBITDA is defined as the (i) net debt (ii) divided by the sum of the last twelve months of Adjusted EBITDA. Liquidity is defined as (i) cash and cash equivalents plus (ii) undrawn portion of our asset-based credit facility. For a reconciliation of these non-GAAP measures presented on a historical basis, please see the tables at the end of this presentation. Reconciliations of forward-looking non-GAAP financial measures to comparable GAAP measures are not available due to the challenges and impracticability with estimating some of the items, particularly with estimates for certain contingent liabilities, and estimating non-cash unrealized fair value losses and gains which are subject to market variability and therefore a reconciliation is not available without unreasonable effort.

4 Introduction

NexTier At a Glance


Predominantly Oil Region
Predominantly Gas Region

Integrated Platform Amplified with Scale

Wireline + Logistics + Natural Gas Fueling + NexHub™ Digital

Market Cap
$2.7B

2022 YTD Daily Avg Trading Volume
$29M

Number of Employees
4,300

Headquarters
Houston, TX

Balanced Customer Base:

Top 20 Clients account for 75% of revenue[1]

[1]As of Q3 2022


Top 20 Clients by Type
Public E&P
Private E&P

Market cap and Daily Avg Trading Volumes as of 10/25/2022

$29MM reflects approximate avg of daily shares traded multiplied by volume weighted avg price

5

6 Capital Allocation Strategy

7 Capital Allocation Summary ▪ NexTier has executed on its strategic plans and believes it is positioned to generate high returns and deliver free cash flow through the cycle. ▪ NexTier will remain conservative with our balance sheet and support cost structure to be nimble, while remaining disciplined on horsepower deployments. ▪ NexTier is committed to capital discipline and returning a sizeable portion of free cash to shareholders. ▪ NexTier’s capital allocation strategy is guided by the following principles: ▪ Expect to reach net debt zero in 2023 to protect against uncertainties ▪ Invest in our core fleet and the transition to natural gas and electric power over time ▪ Systematically return cash to shareholders ▪ Retain balance sheet flexibility to opportunistically pursue high return opportunities via M&A

8 NexTier Capital Allocation Framework MAXIMIZE SHAREHOLDER RETURNS Strong Balance Sheet Prioritize a Path to Net Debt Zero and Maintain Strong Liquidity Annual CapEx 8-9% of Revenue Maintain the fleet, transition to natural gas over time, and grow the integration machine Repeatable Shareholder Return Program Target return of at least 50% of Free Cash Flow annually to shareholders Non-CapEx Allocation Option to participate in strategic M&A and/or increase shareholder return program; target maximum returns Target Sustained Free Cash Flow Winning Foundation Allocation Strategy

9 Maintain our Balance Sheet Strength Significantly reduced Net Debt and Leverage Net Debt to LTM Adjusted EBITDA was 0.2x as of 9/30/2022 Total Liquidity more than doubled over the past year $622 million of liquidity as of 09/30/2022; Revolver remains undrawn Continued Strong FCF Expected in 4Q22 No Term Loan Maturities Until 2025; Low Cost of Debt ANNUAL CAPEXBALANCE SHEET SHAREHOLDER RETURNS FLEXIBILITY 0x 1x 2x 3x 4x 5x 6x 7x $0 $50 $100 $150 $200 $250 $300 3Q21 4Q21 1Q22 2Q22 3Q22 M il li o n s Net Debt Net Debt to LTM Adj. EBITDA $0 $100 $200 $300 $400 $500 $600 $700 3Q21 4Q21 1Q22 2Q22 3Q22 M il li o n s Cash Revolver Availability

BALANCE SHEET | ANNUAL CAPEX | SHAREHOLDER RETURNS | FLEXIBILITY

Maintain and Transition the Fleet, Grow the Integration Machine


~1/3
~$350mm
2023 CapEx Budget
~2/3

High-Return Projects and Wellsite Integration

- Internal projects that lower costs and/or raise frac efficiency
- Advance our wellsite integration strategy; including Power Solutions and NexMile Logistics
- Target ≤2-year payback

Sustain the Fleet: Maintenance & Transition

- Maintenance budget of $4 million per fleet plus wireline and cement
- Remain disciplined on organic HHP increases by sustaining NexTier's frac market share
- Responsibly transition the fleet to natural gas power/electric

2023 CapEx Budget
Percent of Total Revenue


12%
8-9%
Peers
NEX

CapEx at 8-9% of Annual Revenue
Capital discipline through the cycle

- NEX targets a capex budget of 8-9% of annual revenue through the cycle
- Peer average expected to be 12% in 2023[1]

Sources: [1]Bloomberg consensus revenue and capex as of 10/24/2022. Peer group includes LBRT, PFHC, PUMP, PTEN, RES

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11 Natural Gas Capable Fleets Percent of Active Total Transition to Natural Gas-Power Over Time Source: 1US Land = Rystad Energy Q3 2022 Frac Service Report Outpacing the Industry in Natural Gas-Powered Frac ▪ Over half of NexTier’s fleet can be powered by natural gas ▪ Natural gas-powered fleets can lower annual fuel costs by more than $15 million per fleet1 ▪ Natural gas lowers CO2 emissions by 30% compared to diesel2 Sources: 1NEX Internal Estimates, 2U.S. Energy Information Administration ANNUAL CAPEXBALANCE SHEET SHAREHOLDER RETURNS FLEXIBILITY NexTier will deploy our first electric fleet in Q1 2023 0% 10% 20% 30% 40% 50% 60% 70% 2019 2020 2021 2022 US Land NexTier1

BALANCE SHEET | ANNUAL CAPEX | SHAREHOLDER RETURNS | FLEXIBILITY

Sustain and Grow

The Integration Machine


Innovative Engineering
NexHub Digital Operations
$7M/Fleet
Potential Annual **Incremental Adjusted EBITDA & CapEx Reduction Value** per Fleet with fully realized **Integrated Solutions**
Integrated Wireline Service
Last-Mile Logistics
Power Solutions

- Core CapEx will continue to target growth in our successful wellsite integration strategy
- Expands value creation opportunities for investors and customers
- Value synergies not inclusive of Product Service Line Profit


NexMile Logistics
NEXHUB DIGITAL CENTER
Power Solutions CNG Fueling
Natural Gas-Powered Fleet
Engineering / Client
Pumpdown
Wireline
IntelliStim™
Fully Integrated Wellsite

Continuously advancing our wellsite integration strategy over time:


STAND ALONE
FULLY INTEGRATED
Integration

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13 Deliver a Repeatable Shareholder Return Program $250 MILLION SHARE BUYBACK AUTHORIZATION IN PLACE ANNUAL CAPEXBALANCE SHEET SHAREHOLDER RETURNS FLEXIBILITY ▪ Authorization represents 9% of market cap1 ▪ Expect to return $250 million to shareholders through year- end 2023 ▪ Initiating shareholder return program with share repurchase authorization ▪ We will remain flexible with our method of distribution over time to maximize value NexTier targets returning at least 50% of its Free Cash Flow to shareholders annually through the cycle 1As of 10/25/2022

14 Optimizing High-Return Investments: Non-CapEx Allocation ANNUAL CAPEXBALANCE SHEET SHAREHOLDER RETURNS FLEXIBILITY Inorganic Frac M&A Technology Efficiency Innovations New & Adjacent Markets Excess Free Cash Flow Prioritized to Maximize Investment Returns Excess Free Cash Flow allocated to expand shareholder return authorization and/or seek opportunistic M&A Optimized for Highest Returns Opportunistic M&A PotentialShareholder Returns

BALANCE SHEET ANNUAL CAPEX SHAREHOLDER RETURNS FLEXIBILITY

2023 Free Cash Flow Summary

2023 ESTIMATED FREE CASH FLOW: $500M

PATH TO **NET DEBT ZERO IN 2023**

- Net Debt of $115 million as of 9/30/2022
- No term loan maturities until 2025; low cost of debt

SHAREHOLDER **RETURNS**

- Plan to return $250 million to shareholders through year-end 2023
- Initial focus is on repurchasing shares

NON-CAPEX **ALLOCATION**

- Flexibility for opportunistic M&A and/or to increase shareholder return program
- Increase balance sheet strength

BALANCE **SHAREHOLDER RETURNS** AND **INORGANIC GROWTH**


~$500M FCF
Non-CapEx Allocation
Share Repurchase
Path to Net Debt Zero
$250M
ALLOCATED TO SHAREHOLDER RETURNS

2023E Uses of Free Cash Flow

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16 Macro Outlook

17 Frac crew utilization rate expected to surpass prior cycle peaks Source: J.P. Morgan J.P. Morgan: Frac Demand and Useful HHP Capacity 4,000,000 8,000,000 12,000,000 16,000,000 20,000,000 Useful Capacity U.S. Frac Demand Increased frac intensity and limited supply sets up historically high utilization U.S. Shale Frac Fleet Count Scenarios1 Total U.S. Frac Fleets Source: 1NEX Company Estimates NEX View: Real demand already exceeds capacity ? -10% -5% 150 180 210 240 270 300 Current Deployed Fleets Competitor Fleet Reactivations US Land Newbuild Fleets Attrition / Retirement 2023 Deployed Frac Fleets Fleet Attrition Scenarios

18 Industry Dynamics Trending in Favor of Frac Shale DUC count is already increasing Wells per Month, U.S. Shale Regions While Operators push for increasing Frac intensity… HHP Demand per Working Fleet, U.S. Land Average Source: Rystad Frac Services Report, 4Q 2022Source: Rystad ShaleWell Cube, September 2022 51,865 53,453 55,707 57,583 2020 2021 2022 2023E 500 700 900 1,100 1,300 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Jul-22 Aug-22 Drilled Wells Finalized Fracs

19 Operational Update

20 Financial Results Summary Third Quarter 2022 vs. Third Quarter 2021 Revenue Adj. EBITDA1 Adj. EPS2 Net Debt $896M $195M $0.52 $115M +128% >7x Negative in Q321 -52% 13Q22 Adjusted EBITDA includes $10 million in gain on the sale of assets vs $1 million gain on the sale of assets in 3Q21. 2Per Diluted Share

21 Operational Update Executing on our Plan NexTier Free Cash Flow has accelerated… Generated significant Free Cash Flow early in the cycle …in addition to improved profitability Consistent growth in Adjusted Net Income -$0.40 -$0.20 $0.00 $0.20 $0.40 $0.60 -$100 -$50 $0 $50 $100 $150 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 M il li o n s Adj. Net Income Adj. Diluted EPS -15% -10% -5% 0% 5% 10% 15% 20% -$100 -$50 $0 $50 $100 $150 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 M il li o n s Free Cash Flow Free Cash Flow Margin

22 Valuation

23 Source: Bloomberg Consensus as of 10/25/2022 1Calculations of the metrics provided may not be consistent with NexTier’s definition of Free Cash Flow, EBITDA, Free Cash Flow Conversion, and Enterprise Value otherwise used in this presentation Capital Allocation Strategy Prioritizes Sustained FCF Conversion ▪ Significant portion of free cash flow will target shareholder returns ▪ Discounted valuation relative to historic periods Strong and sustainable FCF conversion profile and a value proposition… Source: Bloomberg Consensus as of 10/25/2022 Peer Group includes LBRT, PFHC, PUMP, PTEN, RES during publicly traded periods EV / Next 12-mo Consensus EBITDA1 0x 5x 10x 15x 20x '18-'19 Median Peer Average NEX NEX LBRT PUMP PTEN HP NBR SLCA WHD WTTR CLB CHX FTI WFRD NOV HAL SLB RES SOI PFHC 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x 14.0x 20% 30% 40% 50% 60% 70% 80% E V / 2 0 2 3 E B IT D A M u lt ip le FCF Conversion (2023) 1

24 Why invest with NexTier? Winning Capital Allocation Strategy Balancing shareholder returns and strategic investments Resilient Macro Backdrop Fleets already sold out | Healthy demand expected to continue Attractive Valuation Trading below historic multiples | Strong FCF conversion

25 Appendix

Reconciliation and Calculation of Non-GAAP Financial Measurements

($ thousands)	Three Months Ended							
	Dec. 31, 2020	Mar. 31, 2021	Jun. 30, 2021	Sept. 30, 2021	Dec. 31, 2021	Mar. 31, 2022	Jun. 30, 2022	Sept. 30, 2022
Net Income	$ (60,206)	$ (54,502)	$ (31,781)	$ (43,994)	$ 10,854	$ 8,792	$ 68,458	$ 104,734
Interest expense, net	3,709	4,206	5,726	6,701	7,976	7,374	7,344	7,150
Income tax expense	219	857	621	472	(264)	160	1,240	1,560
Depreciation and amortization	67,400	45,868	40,671	44,861	52,764	55,163	58,794	56,542
EBITDA	**$ 11,122**	**$ (3,571)**	**$ 15,237**	**$ 8,040**	**$ 71,330**	**$ 71,489**	**$ 135,836**	**$ 169,986**
Plus management adjustments								
Acquisition, intergation and expansion (1)	(959)	-	178	4,752	3,779	9,232	23,682	27,521
Non-cash stock compensation (2)	4,675	5,203	4,889	7,350	7,235	7,815	7,547	7,119
Market driven costs (3)	(650)	7,295	378	578	504	-	-	-
Diverstiture of business (4)	(617)	(785)	2,428	5,927	279	541	905	1,090
Gain on equity security investment (5)	(6,000)	3,693	(1,331)	522	(3,041)	(5,606)	(2,111)	132
Litigation (6)	-	2,137	1,638	4,000	100	-	416	(179)
Tax audit (7)	-	(13,328)	(8,778)	(2,771)	-	-	-	-
Insurance recovery (8)	-	-	(9,686)	(723)	-	-	-	(11,044)
Other	111	25	347	88	44	22	(390)	138
Adjusted EBITDA	**$ 7,682**	**$ 669**	**$ 5,300**	**$ 27,763**	**$ 80,230**	**$ 83,493**	**$ 165,885**	**$ 194,763**
Total debt, net of unamortized debt discount and debt issuance costs				$ 373,022	$ 374,885	$ 371,636	$ 368,194	$ 364,835
Cash and cash equivalents				135,525	110,695	99,788	158,136	250,207
Net Debt				**$ 237,497**	**$ 264,190**	**$ 271,848**	**$ 210,058**	**$ 114,628**
Net Debt				$ 237,497	$ 264,190	$ 271,848	$ 210,058	$ 114,628
LTM Adj. EBITDA				$ 41,414	$ 113,962	$ 196,786	$ 357,371	$ 524,371
Net Debt to LTM Adj. EBITDA				**5.7**	**2.3**	**1.4**	**0.6**	**0.2**

(1) Represents transaction and integration costs related to acquisitions, including earn out payments.

(2) Represents non-cash amortization of equity awards issued under the NexTier's Incentive Award Plan.

(3) Represents market-driven severance, leased facility closures, and restructuring costs incurred as a result of significant declines in crude oil prices resulting from demand destruction from the COVID-19 pandemic and global oversupply.

(4) Represents bad debt expense on the sale of the Well Support Services segment to, and related to the bankruptcy filing of Basic Energy Services.

(5) Represents the realized and unrealized (gain) loss on an equity security investment composed primarily of common equity shares in a public company.

(6) Represents increases in accruals related to contingencies acquired in business acquisitions or exceptional material events.

(7) Represents a reduction of NexTier's accrual related to tax audits acquired in business acquisitions.

(8) Represents a gain on insurance recovery in excess of book value due to fire incidents.

26

Reconciliation and Calculation of Non-GAAP Financial Measurements

Adjusted Net Income and Adjusted Diluted EPS

($ thousands)	Three Months Ended			
	September 30, 2021		September 30, 2022	
Net Income	$	(43,994)	$	104,734
Plus management adjustments				
Acquisition, intergation and expansion (1)		4,752		27,521
Non-cash stock compensation (2)		7,350		7,119
Market driven costs (3)		578		-
Diverstiture of business (4)		5,927		1,090
Gain on equity security investment (5)		522		132
Litigation (6)		4,000		(179)
Tax audit (7)		(2,771)		-
Insurance recovery (8)		(723)		(11,044)
Other		88		138
Adjusted Net Income	$	(24,271)	$	129,511
(shares in thousands)				
Diluted EPS	$	(0.20)	$	0.42
Adjusted Diluted EPS	$	(0.11)	$	0.52
Weighted Average Shares Diluted		224,481		250,821

(1) Represents transaction and integration costs related to acquisitions, including earn out payments.

(2) Represents non-cash amortization of equity awards issued under the NexTier's Incentive Award Plan.

(3) Represents market-driven severance, leased facility closures, and restructuring costs incurred as a result of significant declines in crude oil prices resulting from demand destruction from the COVID-19 pandemic and global oversupply.

(4) Represents bad debt expense on the sale of the Well Support Services segment to, and related to the bankruptcy filing of Basic Energy Services.

(5) Represents the realized and unrealized (gain) loss on an equity security investment composed primarily of common equity shares in a public company.

(6) Represents increases in accruals related to contingencies acquired in business acquisitions or exceptional material events.

(7) Represents a reduction of NexTier's accrual related to tax audits acquired in business acquisitions.

(8) Represents a gain on insurance recovery in excess of book value due to fire incidents.

27

Reconciliation and Calculation of Non-GAAP Financial Measurements

Total Liquidity

($ thousands)

	Three Months Ended				
	Sept. 30, 2021	Dec. 31, 2021	Mar. 31, 2022	Jun. 30, 2022	Sept. 30, 2022
Cash	135,525	110,695	99,788	158,136	250,207
Undrawn portion of our asset-based credit facility	154,131	205,615	249,103	334,311	371,468
Total Liquidity	**$ 289,656**	**$ 316,310**	**$ 348,891**	**$ 492,447**	**$ 621,675**

Free Cash Flow[1]

($ thousands)

	Three Months Ended					
	Jun. 30, 2021	Sept. 30, 2021	Dec. 31, 2021	Mar. 31, 2022	Jun. 30, 2022	Sept. 30, 2022
Net cash provided by (used in) operating activities	14,627	(10,721)	(31,467)	28,666	117,834	163,821
Net cash used in investing activities	(31,483)	(42,470)	(7,384)	(26,996)	(50,458)	(31,243)
Free Cash Flow	**$ (16,856)**	**$ (53,191)**	**$ (38,851)**	**$ 1,670**	**$ 67,376**	**$ 132,578**
Revenue	$ 292,145	$ 393,164	$ 509,730	$ 635,043	$ 842,912	$ 896,010
Free Cash Flow	$ (16,856)	$ (53,191)	$ (38,851)	$ 1,670	$ 67,376	$ 132,578
Free Cash Flow Margin	**-6%**	**-14%**	**-8%**	**0%**	**8%**	**15%**

(1) The Company is not able to provide a quantitative reconciliation of guidance for Free Cash Flow to net cash provided by operating activities, the most directly comparable GAAP measure, and has not provided forward-looking guidance for net cash provided by operating activities, because certain information excluded from the non-GAAP measure are not ascertainable or accessible and because of the uncertainty and variability around such items, all of which may impact net cash provided by operating activities and the forecasts related thereto. Accordingly, the Company is not able to provide a quantitative reconciliation of guidance for Free Cash Flow or estimate the probable significance of items excluded without unreasonable effort.

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